UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2026
______________________________________________________________________________
Cactus, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of May 12, 2026, the Board of Directors of Cactus, Inc. (the “Company”) appointed Steven Bender as Chief Operating Officer and Chief Executive Officer of the Spoolable Technologies Segment. Stephen Tadlock will no longer function as Chief Executive Officer of the Spoolable Technologies Segment but effective May 12, 2026, will continue to serve as the Company’s Executive Vice President and Chief Executive Officer of Cactus International.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 12, 2026 (the “Annual Meeting”). At that meeting, stockholders of the Company voted on the three proposals outlined in the Company’s Proxy Statement as set forth below:

Proposal 1: The Company’s stockholders elected to the board of directors of the Company each of the following Class II and Class III director nominees to serve until the 2027 annual meeting of stockholders.

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joel Bender (Class II)	73,770,282	658,132	57,927	1,486,982
Alan Semple (Class II)	72,046,953	2,397,484	41,904	1,486,982
Tana Utley (Class II)	74,419,299	9,894	57,148	1,486,982
Scott Bender (Class III)	73,753,144	703,573	29,624	1,486,982
Gary Rosenthal (Class III)	65,781,966	7,981,651	722,724	1,486,982

Proposal 2: The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,549,462	330,570	93,291	—

Proposal 3: The Company’s stockholders approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,305,285	1,137,758	43,298	1,486,982

Item 7.01 Regulation FD Disclosure.

On May 12, 2026, the Company issued a press release announcing the election of a new director and changes in management. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cactus, Inc. dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

May 12, 2026	By:	/s/ Jay A. Nutt
Date	Name:	Jay A. Nutt
	Title:	Executive Vice President and Chief Financial Officer

4